Exhibit 99.1

PRESS RELEASE

Aquarian Investors Heritage Holdings LLC to Acquire Investors Heritage Capital Corporation

October 27, 2017 – Frankfort, KY – Aquarian Investors Heritage Holdings LLC (“Aquarian”) and Investors Heritage Capital Corporation (OTC: IHRC) (“IHCC” or the “Company”) announced today that they entered into a definitive merger agreement whereby Aquarian will acquire IHCC for $60.5 million, or $44.75 per share in a transaction for predominately cash to be paid to its shareholders. As a result of the transaction, Aquarian will be the sole shareholder of IHCC.

IHCC, based in Frankfort, KY, owns and operates several subsidiaries, including Investors Heritage Life Insurance Company (“IHLIC”), Investors Heritage Financial Services Group, Inc., Investors Heritage Printing, Inc., At Need Funding, LLC and Heritage Funding, LLC.

Harry Lee Waterfield founded IHLIC in 1960. IHLIC was acquired in 1963 by Kentucky Investors, a holding company where Mr. Waterfield served as Chairman and President and which was renamed Investors Heritage Capital Corporation in 2009. Since Mr. Waterfield’s death in 1988, Harry Lee Waterfield II has served as IHCC’s Chairman and President.

Under the terms of the transaction, the Waterfield family and certain members of IHCC management will re-invest in the business by exchanging a portion of their IHCC shares for approximately 10% of the equity interests in Aquarian, underscoring IHCC management’s continuing commitment to the Company, as well as the partnership nature of the transaction. The transaction is expected to close in the fourth quarter of 2017, subject to regulatory approval, shareholder approval and other customary closing conditions. The Company will continue to operate under current management and with existing employees out of its long-time headquarters in Frankfort, Kentucky.

Aquarian was recently formed by Aquarian Holdings LLC (“Aquarian Holdings”), which was launched in 2016 by a group of executives with extensive experience in the financial services and insurance industries, with the goal of helping insurance companies access capital and other resources to support their growth.

“We are pleased to announce this partnership with Aquarian to help Investors Heritage continue its growth,” said Harry Lee Waterfield II, Chairman of the Board, President and Chief Executive Officer of IHCC. “We share a commitment to provide our best for policyholders, producers and employees -- a foundation that we believe will take Investors Heritage to even greater heights, working together. We will continue to provide the same quality products and services to all of our constituents.”

Rudy Sahay, an investor and partner with Aquarian, added, “The Waterfield family created an exceptional business in Investors Heritage, with a rich legacy that we are proud to be a part of and build upon. We look forward to a long and fruitful relationship with them, the city of Frankfort and the Commonwealth of Kentucky, which have supported the business for these many years.”

IHCC was advised by Stites & Harbison, PLLC, Mountjoy Chilton Medley LLP and Stout Risius Ross, LLC. Aquarian was advised by Skadden, Arps, Slate, Meagher & Flom LLP and Merger & Acquisition Capital Services, LLC.

About Investors Heritage Capital Corporation

IHCC is a Kentucky domiciled holding company whose primary wholly-owned subsidiary is IHLIC. IHLIC is a Kentucky domiciled life insurance company and is licensed in 37 states. IHLIC’s primary markets are preneed life insurance and final expense although it also provides a standard portfolio of whole life, single premium whole life, term and group life, annuities and single premium immediate annuities and credit life and disability insurance. IHLIC also provides third party administrative services for unaffiliated companies.

About Aquarian Investors Heritage Holdings LLC

Aquarian is a private investor group of experienced executives from the financial services and insurance industries. Aquarian was formed to provide strong insurance companies with the capital and resources that they may need to grow and become industry leaders.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of IHCC and Aquarian, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. IHCC’s and Aquarian’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, IHCC’s and Aquarian’s expectations with respect to future performance and anticipated financial impacts of the transaction, the satisfaction of the closing conditions to the transaction and the timing of the completion of the transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside IHCC’s and Aquarian’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against IHCC or Aquarian following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the transaction, including due to failure to obtain approval of the shareholders of IHCC or the failure to obtain certain financing by an affiliate of Aquarian to fund a material portion of the cash merger consideration for the transaction, or other conditions to closing in the merger agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from the Kentucky insurance regulator) required to complete the transactions contemplated by the merger agreement; (5) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (6) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; (7) costs related to the transaction; (8) changes in applicable laws or regulations; (9) the possibility that IHCC or Aquarian may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties identified in IHCC’s proxy statement relating to the transaction, including those under “Risk Factors” therein, and in IHCC’s other filings with the Securities and Exchange Commission (“SEC”). IHCC and Aquarian caution that the foregoing list of factors is not exclusive. IHCC and Aquarian caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. IHCC and Aquarian do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Important Information For Investors and Shareholders

In connection with the proposed transaction, IHCC intends to file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”). IHCC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about Aquarian, IHCC and the transaction. When available, the definitive proxy statement and other relevant materials will be mailed to shareholders of IHCC as of a record date to be established for voting on the transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Investors Heritage Capital Corporation, 200 Capital Avenue, Frankfort, Kentucky 40601, Attention: Robert M. Hardy, Jr. at rhardy@ihlic.com.

Participants in the Solicitation

IHCC and its directors and executive officers may be deemed participants in the solicitation of proxies from IHCC’s shareholders with respect to the transaction. A list of the names of those directors and executive officers and a description of their interests in IHCC is contained in IHCC’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Investors Heritage Capital Corporation, 200 Capital Avenue, Frankfort, Kentucky 40601, Attention: Robert M. Hardy, Jr. at rhardy@ihlic.com. Additional information regarding the interests of such participants will be contained in the proxy statement for the transaction when available.

Media Relations Contact

Whitney C. Waterfield

Investors Heritage Capital Corporation

502.209.1004

wwaterfield@ihlic.com

Anthony Lacavaro

Aquarian Holdings

917.526.2533

alacavaro@aquarianlp.com

Investor Relations Contact

Jane S. Jackson

Investors Heritage Capital Corporation

502.209.1009

jjackson@ihlic.com

Investors Heritage Capital Corporation’s SEC filings are available for review at the Securities and Exchange Commission web site at http://www.sec.gov/edgar/searchedgar/companysearch.html.